UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 27, 2006
                        (Date of Earliest Event Reported)


                           Cyber Defense Systems, Inc.
          -------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Florida                      333-46424                55-0876130
           -------                      ---------                ----------
(State of other jurisdiction           (Commission             (IRS Employer
      of incorporation                 file number)          Identification No.)


10901 Roosevelt Boulevard, Suite 100-D
St. Petersburg, Florida                                          33716
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (727) 577-0873
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              (Registrant's Telephone Number, Including Area Code)



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act [(17 CFR 240.14d-2(b)]

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act [(17 CFR 240.13e-4(c)].

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On April 27, 2006, Cyber Defense Systems, Inc. (the "Company") entered into an Agreement, (the "Agreement") dated as of April 25, 2006, by and among Cyber Defense Systems, Inc. (the "Company"), Sierra Nevada Corporation "Sierra" and Techsphere Systems International Inc. ("Techsphere"). The Agreement is intended to clarify the relationship and obligations of the parties, which arise from three prior agreements (the Exclusive Agreement to Provide Integration Services, dated June 30, 2004, the Memorandum of Agreement dated November 4, 2004 and the Subcontract Agreement dated May 11, 2005) which were entered into prior to Techsphere becoming a wholly-owned subsidiary of the Company. The Agreement provides that SNC will serve as the prime contractor to Government End-Users for all Techsphere Airships and provided that Sierra will give Techsphere the right of first refusal to lease or sell other non-Techsphere manufactured airships to Sierra on competitive terms. The Agreement also is intended to arrive at an understanding with respect to amounts claimed by Sierra as owed, which arose from certain expenditures made by Sierra for which they are seeking reimbursement. The Agreement provides that if all other conditions of the Agreement are fulfilled that (i) Sierra will reduce its claim from $780,000 to $500,000; (ii) the Company will within 90 days deliver four MAA-90 airship pods to Techsphere free and clear of any liens and encumbrances and (iii) if a demonstration contract is awarded and Techsphere delivers the completed MAA-90 airship to Sierra, Sierra will set-off the $500,000 payment due from the Company. If the demonstration contract is not awarded and Techsphere does not deliver to Sierra the completed airship within 120 days of the date of award of the demonstration contract, the Company's promissory note to Sierra will become due and payable in accordance with its terms. The promissory note is attached as an exhibit to the Agreement and is being filed herein as an Exhibit to this 8-K.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

            EXHIBIT
            NUMBER           DESCRIPTION
            -------          -----------
            10.1             Agreement by and among Cyber Defense Systems, Inc.,
                             Sierra Nevada Corporation and Techsphere Systems
                             International, Inc. dated April 25, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYBER DEFENSE SYSTEMS, INC.


By: /s/ Billy Robinson
    -----------------------
    Billy Robinson
    Chief Executive Officer

    Dated: May 2, 2006